PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Edward D. Jones & Co. Daily Passport Cash Trust. This report covers the six-month period from March 1, 1996, through August 31, 1996. It begins with an interview with portfolio manager Susan R. Hill, Assistant Vice President of Passport Research, Ltd., and continues with a complete list of the Trust's holdings and financial statements.

The Trust is now in its 17th year of working for Edward D. Jones clients like you. As the keystone of the Full Service Account, the Trust keeps your cash working every day, earning income from short-term U.S. government securities. Of course, as a money market fund, the Trust also pursues stability of principal and offers you daily access to your money.*

During the six-month reporting period, the Trust paid dividends to shareholders totaling $0.02 per share, for a net annualized total return of 2.26%**. The Trust's 7-day net yield on August 31, 1996, was 4.43%**, and net assets stood at the $4 billion mark.

Thank you for participating in the daily earning power of Edward D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1996

* Shares of the Trust are not federally insured or government guaranteed. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

** Performance quoted represents past performance and is not indicative of future results. Yield will vary.

INVESTMENT REVIEW

[Graphic]

Susan R. Hill
Assistant Vice President, Passport Research, Ltd.

Q What is your analysis of the interest rate environment during the Trust's six-month reporting period?

A Although the Federal Reserve Board ("the Fed") kept monetary policy on hold over the six months ended August 31, 1996, the period was characterized by shifts in market sentiment regarding the strength of the U.S. economy and the extent and direction of future monetary policy changes. The last move in monetary policy took place at the end of January 1996, when the Fed lowered the federal funds target rate by 25 basis points to the current 5.25% amid slowing economic growth and benign inflationary pressures. In early March 1996, however, the market was stunned by the release of a much larger than expected increase in non-farm payroll jobs for the month of February 1996. The solid employment gains continued and combined with signs of strength in consumer spending and housing in the ensuing months painted a picture of an economy that was clearly more robust than previously thought. Fears that the economy might be growing faster than the non-inflationary potential rate of growth surfaced, and sparked expectations that the Fed might be inclined to raise the federal funds target rate to ward off potential inflationary pressures.

Short-term interest rates rose fairly steadily from the beginning of the reporting period through early June 1996, as conviction grew that the next policy move might be a tightening. The yield on the six-month Treasury bill, for example, rose from 5% to 5.5%. Market volatility increased over the remainder of the reporting period, as sentiment regarding the timing of the move swayed back and forth with each economic release. Short-term interest rates rose in early July 1996, as job growth continued to be strong, then fell again as signs of a long-awaited economic slowdown began to emerge, but rose once more as fears of developing wage pressures gripped the market. Over this latter period, the yield on the six-month Treasury bill rose to 5.6% in early July 1996, fell to 5.3% by early August, and finally rose to 5.5% by August 31, 1996.

Q What were your strategies for the Trust during the reporting period?

A As the signs of strength in the economy became more apparent, we lowered the average maturity target range of the Trust from between 40 and 50 days to between 35 and 45 days. We added to our government agency floating rate position within the Trust, to enhance the portfolio's responsiveness to rising interest rates. We also purchased securities with short-term maturities -- both U.S. government agencies and term repurchase agreements -- that added relative value to our overnight repurchase agreement position, and may allow for the potential of reinvestment at higher rates late in the year.

Q As we approach the close of 1996, what is your outlook for interest rates?

A Amid some speculation to the contrary, the Fed voted to keep the federal funds target rate unchanged. Such a decision, however, does not preclude the Fed from tightening rates before the end of 1996, should they feel that economic growth is not slowing appropriately. If the Fed does tighten monetary policy, however, it is likely to be a fine-tuning of the current stance rather than a prolonged cycle. We expect market volatility in the near term to remain high, as participants continue to focus close attention on each upcoming economic release for its impact on monetary policy.


EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
PORTFOLIO OF INVESTMENTS

AUGUST 31, 1996 (UNAUDITED)

    PRINCIPAL
      AMOUNT                                                                                                 VALUE
 SHORT-TERM OBLIGATIONS -- 42.2%
 $  24,000,000    Federal Farm Credit Bank -- 0.6%
                  5.60%, 6/3/1997                                                                      $    23,974,633
    40,000,000 (a)Federal Farm Credit Bank, Floating Rate Notes -- 1.0%
                  5.61%, 10/1/1996                                                                          39,981,191
   206,015,000 (b)Federal Home Loan Bank, Discount Notes -- 5.0%
                  5.303%-5.719%, 9/3/1996 - 1/22/1997                                                      203,661,627
    50,000,000 (a)Federal Home Loan Bank, Floating Rate Notes -- 1.2%
                  5.24%, 9/4/1996                                                                           49,993,230
    27,000,000    Federal Home Loan Mortgage Corp. -- 0.7%
                  5.64%, 8/28/1997                                                                          26,934,896
    74,533,000 (b)Federal Home Loan Mortgage Corp., Discount Notes -- 1.8%
                  5.319%-5.409%, 9/12/1996 - 11/14/1996                                                     74,076,530
    27,000,000 (a)Federal Home Loan Mortgage Corp., Floating Rate Notes -- 0.7%
                  5.40%, 9/10/1996                                                                          26,984,714
    48,000,000    Federal National Mortgage Association -- 1.2%
                  5.41%-5.60%, 11/1/1996 - 12/6/1996                                                        47,983,473
   317,750,000 (b)Federal National Mortgage Association, Discount Notes -- 7.7%
                  5.159%-5.726%, 9/18/1996 - 1/21/1997                                                     314,630,327
   246,700,000 (a)Federal National Mortgage Association, Floating Rate Notes -- 6.0%
                  5.175%-5.47%, 9/4/1996 - 9/17/1996                                                       246,564,204
    20,000,000    Student Loan Marketing Association -- 0.5%
                  5.62%, 6/30/1997                                                                          19,940,940
   133,000,000 (a)Student Loan Marketing Association, Floating Rate Notes -- 3.3%
                  5.27%-5.53%, 9/10/1996                                                                   132,999,912
   168,000,000 (b)U.S. Treasury Bills -- 4.0%
                  4.996%-5.666%, 9/19/1996 - 8/21/1997                                                     165,149,032
   342,000,000    U.S. Treasury Notes -- 8.5%
                  6.50%-8.50%, 9/30/1996 - 4/15/1997                                                       344,477,527
                    TOTAL SHORT-TERM OBLIGATIONS                                                         1,717,352,236
 (C)REPURCHASE AGREEMENTS -- 57.9%
    63,200,000    Barclays de Zoete Wedd Securities, Inc., 5.26%, dated 8/30/1996,
                  due 9/3/1996                                                                              63,200,000
   140,000,000    Bear, Stearns and Co., 5.25%, dated 8/30/1996, due 9/3/1996                              140,000,000


EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST

    PRINCIPAL
      AMOUNT                                                                                                 VALUE
 (C)REPURCHASE AGREEMENTS -- CONTINUED
 $ 111,200,000    Bear, Stearns and Co., 5.29%, dated 8/30/1996, due 9/3/1996                          $   111,200,000
   150,000,000    Daiwa Securities America, Inc., 5.25%, dated 8/30/1996,
                  due 9/3/1996                                                                             150,000,000
   205,000,000    Donaldson, Lufkin and Jenrette Securities Corp., 5.25%, dated
                  8/30/1996, due 9/3/1996                                                                  205,000,000
   200,000,000    First Union Capital Markets, 5.25%, dated 8/30/1996, due 9/3/1996                        200,000,000
   100,000,000    Goldman Sachs Group, LP, 5.28%, dated 8/30/1996, due 9/3/1996                            100,000,000
   300,000,000    Goldman Sachs Group, LP, 5.31%, dated 8/30/1996, due 9/3/1996                            300,000,000
   100,000,000    Harris Government Securities, Inc., 5.25%, dated 8/30/1996,
                  due 9/3/1996                                                                             100,000,000
    40,000,000    Nomura Securities International, Inc., 5.30%, dated 8/30/1996,
                  due 9/3/1996                                                                              40,000,000
   210,000,000    UBS Securities, Inc., 5.25%, dated 8/30/1996, due 9/3/1996                               210,000,000
   200,000,000    UBS Securities, Inc., 5.30%, dated 8/30/1996, due 9/3/1996                               200,000,000
   120,000,000 (d)CS First Boston, Inc., 5.40%, dated 7/11/1996, due 9/9/1996                              120,000,000
    96,000,000 (d)Lehman Brothers, Inc., 5.43%, dated 6/13/1996, due 9/11/1996                              96,000,000
    47,000,000 (d)Merrill Lynch, Pierce, Fenner and Smith, 5.43%, dated 6/13/1996,
                  due 9/11/1996                                                                             47,000,000
    90,000,000 (d)J.P. Morgan & Co., Inc., 5.35%, dated 8/7/1996, due 10/7/1996                             90,000,000
    95,000,000 (d)J.P. Morgan & Co., Inc., 5.45%, dated 8/2/1996, due 10/31/1996                            95,000,000
    47,000,000 (d)CS First Boston, Inc., 5.35%, dated 8/26/1996, due 11/25/1996                             47,000,000
    47,000,000 (d)Lehman Brothers, Inc., 5.34%, dated 8/26/1996, due 11/25/1996                             47,000,000
                    TOTAL REPURCHASE AGREEMENTS                                                          2,361,400,000
                    TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                                           $ 4,078,752,236


(a) Floating rate note with current rate and next reset date shown.

(b) Discount rate at time of purchase.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

(e) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($4,072,821,077) at August 31, 1996.

(See Notes which are an integral part of the Financial Statements)

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
STATEMENT OF ASSETS AND LIABILITIES


AUGUST 31, 1996 (UNAUDITED)
 ASSETS:
 Investments in repurchase agreements                                  $ 2,361,400,000
 Investments in other securities                                         1,717,352,236
  Total investments in securities, at amortized cost and value                               $ 4,078,752,236
 Income receivable                                                                                18,562,322
  Total assets                                                                                 4,097,314,558
 LIABILITIES:
 Income distribution payable                                                 5,489,650
 Payable to Bank                                                            16,546,506
 Accrued expenses                                                            2,457,325
  Total liabilities                                                                               24,493,481
 NET ASSETS for 4,072,821,077 shares outstanding                                             $ 4,072,821,077
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $4,072,821,077 O 4,072,821,077 shares outstanding                                                     $1.00

(See Notes which are an integral part of the Financial Statements)

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
STATEMENT OF OPERATIONS

SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
 INVESTMENT INCOME:
 Interest                                                                                      $ 108,912,539
 EXPENSES:
 Investment advisory fee                                                   $ 8,792,660
 Administrative personnel and services fee                                   1,542,717
 Custodian fees                                                                231,822
 Transfer and dividend disbursing agent fees and expenses                    2,237,221
 Directors'/Trustees' fees                                                       8,096
 Auditing fees                                                                  10,120
 Legal fees                                                                      4,048
 Portfolio accounting fees                                                      93,970
 Shareholder services fee                                                    5,101,577
 Share registration costs                                                      177,376
 Printing and postage                                                          188,968
 Insurance premiums                                                             22,632
 Taxes                                                                           3,864
 Miscellaneous                                                                  25,146
    Total expenses                                                                                18,440,217
        Net investment income                                                                   $ 90,472,322

(See Notes which are an integral part of the Financial Statements)

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS
                                                                            ENDED               YEAR ENDED
                                                                         (UNAUDITED)        FEBRUARY 28 OR 29,
                                                                       AUGUST 31, 1996             1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $    90,472,322      $    157,505,033
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                  (90,472,322)         (157,505,033)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                            7,812,345,412        14,038,245,342
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                     88,068,789           153,374,221
 Cost of shares redeemed                                                (7,778,747,915)      (12,704,724,272)
   Change in net assets resulting from share transactions                  121,666,286         1,486,895,291
     Change in net assets                                                  121,666,286         1,486,895,291
 NET ASSETS:
 Beginning of period                                                     3,951,154,791         2,464,259,500
 End of period                                                         $ 4,072,821,077      $  3,951,154,791


(See Notes which are an integral part of the Financial Statements)

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     SIX
                    MONTHS
                     ENDED
                  (UNAUDITED)
                   AUGUST 31,                                   YEAR ENDED FEBRUARY 28 OR 29,
                     1996        1996       1995       1994       1993       1992       1991       1990       1989     1988
 NET ASSET VALUE,
 BEGINNING
 OF PERIOD          $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net
 investment
 income               0.02        0.05       0.04       0.02       0.03       0.05       0.07       0.08       0.07     0.06
 LESS
 DISTRIBUTIONS
 Distributions
 from net
 investment
 income              (0.02)      (0.05)     (0.04)     (0.02)     (0.03)     (0.05)     (0.07)     (0.08)     (0.07)   (0.06)
 NET ASSET
 VALUE,
 END OF
 PERIOD             $ 1.00      $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00   $ 1.00
 TOTAL
 RETURN(A)            2.26%       5.06%      3.78%      2.33%      2.82%      4.98%      7.39%      8.63%      7.24%    6.15%
 RATIOS TO
 AVERAGE NET
 ASSETS
 Expenses             0.90%*      0.96%      0.98%      0.95%      0.95%      0.87%      0.83%      0.88%      1.01%    1.03%
 Net
 investment
 income               4.43%*      4.92%      3.74%      2.31%      2.79%      4.89%      7.13%      8.23%      7.14%    6.00%
 SUPPLEMENTAL
 DATA
 Net assets,
 end of
 period (000
 omitted)       $4,072,821  $3,951,155 $2,464,260 $2,171,225 $2,223,226 $2,469,295 $2,631,671 $2,235,991 $1,279,762 $744,107


* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1996 (UNAUDITED)

1. ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- The Trust's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

  REPURCHASE AGREEMENTS -- It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES -- It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1996, capital paid-in aggregated $4,072,821,077. Transactions in shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                                               1996               1995
 Shares sold                                                              7,812,345,412      14,038,245,342
 Shares issued to shareholders in payment of distributions declared          88,068,789         153,374,221
 Shares redeemed                                                         (7,778,747,915)    (12,704,724,272)
   Net change resulting from share transactions                             121,666,286       1,486,895,291


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Passport Research Ltd., the Trust's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee based on average daily net assets of the Trust as follows:
  0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $500 million, 0.425% on the next $500 million and 0.40% thereafter. The Adviser will waive the amount that normal operating expenses of the Trust (including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional net assets.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of daily average net assets of the Trust shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

TRUSTEES                             OFFICERS
John F. Donahue                      John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                  Richard B. Fisher
William J. Copeland                    President
James E. Dowd                        J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Edward L. Flaherty, Jr.              Edward C. Gonzales
Peter E. Madden                        Executive Vice President
Gregor F. Meyer                      John W. McGonigle
John E. Murray, Jr.                    Executive Vice President, Treasurer,
Wesley W. Posvar                       and Secretary
Marjorie P. Smuts                    Douglas L. Hein
                                       Assistant Treasurer
                                     S. Elliott Cohan
                                       Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Daily Passport Cash Trust

SEMI-ANNUAL REPORT
AUGUST 31, 1996

Edward Jones
201 Progress Parkway
Maryland Heights, MO 63043
1-800-331-2451
Distributor

[Graphic]

Cusip 480023100
8092605 (10/96)